                                                                    EXHIBIT 10.1

                          SHAMAN PHARMACEUTICALS, INC.

                        COMMON STOCK PURCHASE AGREEMENT


        This Common Stock Purchase Agreement (the "Agreement") is made as of November 18, 1998, by and among Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company") with its principal office at 213 East Grand Avenue, South San Francisco, California 94080, and the persons listed on the Schedule of Purchasers attached hereto as Schedule I (the "Purchasers").

        1. Authorization and Sale of Common Stock.

        1.1 Authorization. The Company has authorized the issuance and sale pursuant to this Agreement of up to 4,812,071 shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of the Company.

        1.2 Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of shares of Common Stock set forth opposite each Purchaser's name on Schedule I for a price per share equal to $1.50. Such number of shares and price per share shall be adjusted, if necessary, in connection with any stock splits, dividends, or similar adjustments in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended.

        2. Closing Date; Delivery.

        2.1 Closing Date. The closing of the purchase and sale of the shares of Common Stock (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California at 10:00 a.m. Pacific Standard Time, within three business days following declaration of effectiveness of the Registration Statement (defined below in Section 7.2) or at such other time and place upon which the Company and the Purchasers purchasing in the aggregate more than half of the shares of Common Stock sold hereunder shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

        2.2 Delivery. At the Closing, the Company will deliver to each Purchaser certificates, registered in the Purchaser's name as shown on Schedule I, representing the number of shares of Common Stock to be purchased by each such Purchaser. Such delivery shall be against payment by each Purchaser of the aggregate purchase price therefor (the "Purchase Price"), which Purchase Price shall have been transferred into the Escrow Account as defined below pending the closing. The Purchase Price payable by each Purchaser shall be as set forth on
Schedule I opposite each Purchaser's name.

        2.3 Escrow Account. Each Purchaser shall together with submitting his/her signature pages to this Subscription Agreement, submit by check or wire transfer the amount of such Purchaser's Purchase Price for the Shares to Account No. 200017747 at Citibank for deposit into escrow pending the closing (the "Escrow Account"). At the Closing, the proceeds of the Escrow Account will be delivered to the Company in the amounts specified on Schedule I. Interest accrued

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will be returned to each Purchaser. In the event this Agreement is terminated for any reason and no Closing has occurred, then each Purchaser shall receive a refund of his/her Purchase Price together with accrued interest thereon. The interest rate shall be Citibank's money market interest rate compounded daily.

        2.4 Contribution to Shaman HIV Investment Trust. In connection with the Purchasers' agreeing to purchase the Shares, the Company agrees that it shall promptly establish a Shaman HIV Investment Trust and shall contribute to such Trust (the "Trust") an amount equal to 3.5% (assuming a total investment by the Purchasers of at least $7 million) of U.S. Net Revenues from Provir product sales in the United States for a period of five (5) years from the date of first product sale in the United States. Net Revenues for purposes hereof shall mean the aggregate revenues collected by Shaman from U.S. sales of Provir for HIV/AIDS indications, net of credits or allowances given or made for rejection or return of product, taxes or governmental charges levied on the sale, transportation or delivery of product, amounts written off as "bad debt," and royalties to third parties. The terms of the Trust shall be as follows: (i) funds shall be disbursed from time to time to qualified organizations providing services, education, and/or research within the HIV/AIDS Community; (ii) the funds will be administered by an independent third party, i.e. an ad hoc Governing Board for the Trust made up of AIDS Community members; (iii) the Company reserves the right to set criteria for the membership of the Governing Board, their period of service, and the direction or focus of where funds are to be distributed, including criteria for recipient organizations (to the extent that any such rights shall not prejudice the status of the Trust as a qualifying charitable trust under applicable tax rules and regulations); (iv) nothing in the terms hereof or of the Trust shall preclude the Company from making other contributions within the AIDS Community as it deems appropriate; and (v) all publicity regarding the Trust, the Governing Board thereof, the recipients of funds, and contributing investors must be reasonably approved by the Company prior to any disclosure thereof. Payments in accordance with this Section 2.4 shall rank junior to and be paid after payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, made to any shares of Series C Preferred Stock as designated in the Company's Amended Certificate of Designation of Preferences of Series C Convertible Preferred Stock.

        3. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as of the Closing Date as follows:

        3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state with all requisite corporate power and authority to own, operate and lease its properties and conduct its business as presently conducted.

        3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to issue and sell the shares of the Common Stock and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions

                                       2.


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hereof, and the issuance, sale and delivery of the shares of Common Stock by the
Company will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument which the Company is required to file as an Exhibit to its Form 10-K.

        3.3 Issuance and Delivery of the Shares of Common Stock. The shares of Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the shares of Common Stock is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

        3.4 SEC Documents; Financial Statements. The Company has provided the Purchasers with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1998 and the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 1998 which are true and complete copies of such documents as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed all documents (the "SEC Documents") that the Company was required to file with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), during the twelve (12) months preceding the date of this Agreement, and all of such documents conformed in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder as of their respective filing dates. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments that are not in the aggregate material).

        3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority, regulatory agency, self-regulatory organization, or stock exchange or market on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws and (b) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market.

        3.6 No Stockholder Approval. No stockholder approval is required in connection with the consummation of the transactions contemplated by this Agreement.


                                       3.

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        3.7 No Material Adverse Change. Except as otherwise disclosed herein, since September 30, 1998, there have not been any changes in the assets, liabilities, financial condition or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;

        3.8 Litigation. Other than disclosed in its filings under the Securities Act or the 1934 Act, there is no action, suit, proceeding or investigation pending or threatened, or any basis therefor known to the Company, that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or that would result, either individually or in the aggregate, in any material adverse event as described in Section 3.7. There is no judgment, decree or order of any court in effect against the Company, and the company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding or investigation by the company currently pending or which the Company presently intends to initiate;

        4. Representations, Warranties and Covenants of the Purchasers. Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:

        4.1 Authorization. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the shares of Common Stock to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

        4.2 Investor Qualifications; Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), or Purchaser is a "qualified institutional buyer" as defined in Rule 144A(a)(1) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and believes it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares of Common Stock. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the shares of Common Stock.

        4.3 Investment Intent. Purchaser is purchasing the shares of Common Stock in the ordinary course of its business for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. No arrangement or understanding exists between the Purchaser and any other person regarding the resale, distribution or fractionalization of the shares of Common Stock, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the shares of Common Stock has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide

                                       4.


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nature of Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed and delivered to the Company, the Purchaser Questionnaire attached hereto as Exhibit A. Purchaser has, in connection with its decision to purchase the number of shares of Common Stock set forth in
Schedule I hereto, relied solely upon the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the shares of Common Stock except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

        4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the shares of Common Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the shares of Common Stock will be imprinted with a legend that prohibits the transfer of the shares of Common Stock unless (i) they are registered or such registration is not required, and
(ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

        4.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the shares of Common Stock constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the shares of Common Stock.

        5. Conditions to Purchasers' Obligations. Each Purchaser's obligation to purchase the shares of Common Stock at the Closing shall be subject to the fulfillment or waiver as of the Closing Date of each of the following conditions:

        5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

        5.2 Legal Opinion. The Purchasers shall have received a legal opinion of Brobeck, Phleger & Harrison LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B.

        5.3 Registration Statement. The Registration Statement (as defined below) registering the resale of the Shares by the Purchasers shall been filed with and declared effective by the SEC.

        5.4 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.


                                       5.

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        6. Conditions to Company's Obligations. The Company's obligation to issue and sell the shares of Common Stock at the Closing shall be subject to the fulfillment or waiver as of the Closing Date of each of the following conditions:

        6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

        6.2 Payment of Purchase Price. Each Purchaser shall have delivered to the Company payment of the aggregate Purchase Price of the shares of Common Stock to be purchased by each such Purchaser, in the amounts as set forth on
Schedule I hereto.

        6.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the shares of Common Stock.

        6.4 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all respects.

        7. Affirmative Covenants of the Company. The Company hereby covenants and agrees as follows:

        7.1 Financial Information. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the shares of Common Stock purchased by such Purchaser pursuant to this Agreement:

                (a) Within one hundred twenty (120) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

                (b) Within sixty (60) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

                (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

        7.2 Registration.

                (a) No later than ten (10) days after the date hereof, the Company shall prepare and file a registration statement on Form S-3 with the SEC under the Securities Act to register the resale of the Shares by the Purchasers (the "Registration Statement").

                (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. "Registration Expenses" shall mean all expenses,



                                       6.



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except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" means all selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

                (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to keep such registration statement in effect until the earlier of (i) such date as all of the shares of Common Stock covered by the registration statement have been resold or (ii) such time as all of the shares of Common Stock purchased hereunder by each Purchaser can be sold within a 90-day period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 thereunder. Notwithstanding anything else in this Section 7.2, the Company shall have the right, for a period not to exceed twenty (20) days in duration which blackout periods may not occur more than twice in any 12 month period (provided, however, that if the Company elects to limit itself to one such blackout period per 12 month period, such period may be for thirty (30) days in duration) and upon written notice to each of the Purchasers, to prohibit the sale of the shares of Common Stock issued and sold to the Purchasers hereunder pursuant to a registration statement effected under this Section 7.2, in the event that the Company's Board of Directors, pursuant to advice of counsel, deems it necessary, in light of a pending or potential corporate event which has resulted in material nonpublic information not yet having been disseminated by the Company or otherwise included in such registration statement, to prohibit such sales until such information can be made public or included in such registration statement. The Company shall within such twenty
(20) days (or, thirty (30) days, if applicable) add any necessary disclosure to the registration statement and notify the Purchasers that they are no longer prohibited from selling shares of Common Stock under such registration statement.

        With respect to any registration effected pursuant to this Section 7.2, the parties further agree as follows:

                (d) The Company shall prepare and file with the SEC such amendments and supplements to any such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                (e) The Company shall furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Common Stock owned by the Purchasers.

                (f) The Company shall bear all expenses other than underwriting discounts and commissions incurred in connection with such registration, filing or qualification, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the Purchasers.


                                       7.

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                (g) The parties agree to the following indemnification rights and obligations:

                        (i) To the extent permitted by law, the Company shall indemnify and hold harmless each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or any state securities law. The Company will pay to each Purchaser or controlling person any legal or other expenses reasonably incurred by them (such payment to be made as incurred by such persons) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser or controlling person thereof.

                        (ii) To the extent permitted by law, each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and such Purchaser will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this paragraph (g)(ii) (such payment to be made as incurred by such persons), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this paragraph exceed the gross proceeds from the offering received by the Purchaser, unless such Violation by the Purchaser is willful.

                        (iii) Promptly after receipt by an indemnified party under this paragraph (g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph (g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying


                                       8.

party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph (g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph (g).

        8. Restrictions on Transferability of Common Stock; Compliance with Securities Act.

        8.1 Restrictions On Transferability. The shares of Common Stock purchased hereunder shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Common Stock in order to enforce the foregoing restrictions.

        8.2 Transfer of Shares After Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement under the Securities Act of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144.

        8.3 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."

        9. Miscellaneous.

        9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser.

        9.2 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

        9.3 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

        9.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this

                                       9.

Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

        9.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

        9.6 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Schedule I, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

                9.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an either an original or facsimile, but all of which together shall constitute one instrument.

                9.9 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                9.10 Termination. In the event that the Closing shall not have occurred on or before sixty (60) days from the date hereof, this Agreement shall terminate at the close of business on such date.

                9.11 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

                9.12 Effectiveness of Agreement. The Company's agreement to sell the shares of Common Stock to the Purchasers pursuant to the terms of this Agreement will only be effective upon acceptance of this Agreement by the Company as evidenced by the Company's execution of this Agreement.

                                       10.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            SHAMAN PHARMACEUTICALS, INC.


                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                      11.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.



                                            VULCAN VENTURES, INC.




                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                      12.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            GENESEE FUND LIMITED - PORTFOLIO B




                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------




                                            ADVANTAGE FUND II LTD.




                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                      13.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            BROWN SIMPSON STRATEGIC GROWTH FUND,
                                            LTD.





                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------




                                            BROWN SIMPSON STRATEGIC GROWTH FUND,
                                            L.P.





                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                      14.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.



                                            THE TRAVELERS INSURANCE COMPANY





                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                      15.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            ODYSSEY FUND





                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                      16.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.

                                            JMJ TRUSTS PARTNERSHIP

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                      17.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            JOHN D. GOLDMAN, CO-TRUSTEE,
                                            THE JOHN AND MARCIA GOLDMAN TRUST

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            CHASE MANHATTAN BANK DELAWARE,
                                            TRUSTEE JOHN D. GOLDMAN 1997
                                            CHARITABLE LEAD TRUST

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------



                                            CHASE MANHATTAN BANK DELAWARE,
                                            TRUSTEE JOHN D. GOLDMAN 1997 TRUST

                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------




                                      18.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                      DOUGLAS E. GOLDMAN, TRUSTEE, THE DOUGLAS
                                      E. GOLDMAN REVOCABLE TRUST


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------



                                      CHASE MANHATTAN BANK DELAWARE, TRUSTEE
                                      DOUGLAS E. GOLDMAN 1997 CHARITABLE LEAD
                                      TRUST

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      CHASE MANHATTAN BANK DELAWARE, TRUSTEE
                                      DOUGLAS E. GOLDMAN 1997 TRUST

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                       19.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            ALEXANDER JOHNS


                                            ------------------------------------



                                            PAUL MICHAEL KAESTLE



                                            ------------------------------------




                                      20.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                      AJ TRUSTS PARTNERSHIP


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      21.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.

                                      CARLYN R. MCCAFFREY AND R. TODD LANG,
                                      CO-TRUSTEES RHODA GOLDMAN SUBTRUST NO. 2

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------



                                      CARLYN R. MCCAFFREY AND R. TODD LANG,
                                      CO-TRUSTEES RHODA GOLDMAN SUBTRUST NO. 3

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------




                                      22.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                      KATHLEEN O'BOYLE SCUTCHFIELD, TRUSTEE OF
                                      THE KATHLEEN O'BOYLE SCUTCHFIELD REVOCABLE
                                      TRUST UTA DTD 7/1/88

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------




                                      23.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                     AWD LLC



                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      24.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.


                                            SALLY DEFELICE CLEMENS


                                            ------------------------------------




                                            JAMES X. CLEMENS


                                            ------------------------------------


                                      25.

               IN WITNESS WHEREOF, the Company and Purchasers have executed this Common Stock Purchase Agreement as of the date first above written.

                                      LYSANDER, L.L.C.

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------



                                      PHALAROPE FOUNDATION

                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------




                                      26.



                                                                                    Schedule I

                             SCHEDULE OF PURCHASERS
                             ----------------------


                      Purchaser                           Number of Shares     Purchase Price
                      ---------                           ----------------     --------------
Vulcan Ventures, Inc.                                         2,000,000          $3,000,000

Genesee Fund Limited - Portfolio B                              666,666             999,999

Advantage Fund II Ltd.                                          333,333          499,999.50

The Travelers Insurance Company                                 333,333          499,999.50

Brown Simpson Asset Management L.P.                             142,453          213,679.50

Brown Simpson Asset Management, Ltd.                            264,556             396,834

Odyssey Fund                                                    166,666             249,999

JMJ Trusts Partnership                                          113,800             170,700

John D. Goldman, Co-Trustee,                                     86,733          130,099.50
     The John and Marcia Goldman Trust

Douglas E. Goldman, Trustee, The Douglas E. Goldman              86,733          130,099.50
     Revocable Trust

Alexander Johns                                                  40,000              60,000

Lysander, L.L.C                                                  66,700             100,050

Phalarope Foundation                                             66,700             100,050

AJ Trusts Partnership                                            54,200              81,300

Carlyn R. McCaffrey and R. Todd Lang,                            54,200              81,300
     Co-Trustees Rhoda Goldman Subtrust No. 3

Carlyn R. McCaffrey and R. Todd Lang,                            54,200              81,300
     Co-Trustees Rhoda Goldman Subtrust No. 3

Chase Manhattan Bank Delaware,                                   54,200              81,300
     Trustee John D. Goldman 1997 Charitable
     Lead Trust

Chase Manhattan Bank Delaware,                                   54,200              81,300
     Trustee Douglas E. Goldman 1997 Charitable
     Lead Trust

Paul Michael Kaestle                                             40,000              60,000

Kathleen O'Boyle Scutchfield,                                    33,333           49,999.50
     Trustee of the Kathleen O'Boyle Scutchfield
     Revocable Trust UTA DTD 7/1/88

AWD LLC                                                          32,533           48,799.50

Chase Manhattan Bank Delaware,                                   27,100              40,650
     Trustee John D. Goldman 1997 Trust

Chase Manhattan Bank Delaware,                                   27,100              40,650
     Trustee Douglas E. Goldman 1997 Trust

Sally DeFelice Clemens                                            6,666               9,999

James X. Clemens                                                  6,666               9,999
                                                             ----------          ----------
              TOTAL                                           4,812,071          $7,218,106.50


                                    EXHIBIT A

          INSTRUCTION SHEET FOR PURCHASER, PURCHASER QUESTIONNAIRE AND
                           CERTIFICATES FOR PURCHASER

                                                                     EXHIBIT A-1
                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Common Stock Purchase Agreement)


A.      Complete the following items in the Common Stock Purchase Agreement:

        1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

        2. Exhibit A-2 - Stock Certificate Questionnaire:

        Provide the information requested by the Stock Certificate
        Questionnaire;

        3. Exhibits A-3 and A-4 - Certificate for Purchaser:

        Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

        4. Return the signed Purchase Agreement including the properly completed Exhibit to:

                             J. Stephan Dolezalek, Esq.
                             Brobeck, Phleger & Harrison LLP
                             Two Embarcadero Place
                             2200 Geng Road
                             Palo Alto, CA  94303

B. Instructions regarding the transfer of funds for the purchase of shares of Common Stock will be telecopied to the Purchaser at a later date.

                                                                     EXHIBIT A-2
                          SHAMAN PHARMACEUTICALS, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.      The exact name that the shares of
        Common Stock are to be registered in
        (this is the name that will appear on
        the stock certificate(s)). You may
        use a nominee name if appropriate:

                                          --------------------------------------

2.      The relationship between the Purchaser
        of the shares of Common Stock and
        the Registered Holder listed in response to item 1 above:

                                          --------------------------------------

3.      The mailing address of the Registered
        Holder listed in response to item
        1 above:

                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------





4. The Tax Identification Number of the Registered Holder listed in response to item 1 above:

        ------------------------------------------------------------------------

                                                                     EXHIBIT A-3

                          SHAMAN PHARMACEUTICALS, INC.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS


               If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

               I certify that the representations and responses below are true and accurate:

               In order for the Company to offer and sell the shares of Common Stock in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

               ___ (1) A natural person whose net worth, either individually or jointly with such person's spouse exceeds $1,000,000;

               ___ (2) A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1994 and 1995, and reasonably expects to have income reaching the same level in 1996;
               ___ (3) An executive officer or director of the Company.


Dated:                             ---------------------------------------------
      ---------------              Name(s) of Purchaser

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature

                                                                     EXHIBIT A-4

                          SHAMAN PHARMACEUTICALS, INC.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS



               If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

               The undersigned certifies that the representations and responses below are true and accurate:



               (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Common Stock Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

               (b) Indicate the form of entity of the undersigned:

                      ___    Limited Partnership

                      ___    General Partnership

                      ___    Corporation

        ___ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): -----------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                            (Continue on a separate  piece of paper, if
                             necessary.)

        ___ Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): ---------------------
                             ---------------------------------------------------
                             ---------------------------------------------------


                                       1.

                             ---------------------------------------------------
                             ---------------------------------------------------
                             (Continue on a separate piece of paper, if necessary.)

                      ___ Other form of organization (indicate form of organization (___________________________).

               (c) Indicate the approximate date the undersigned entity was formed: .

               (d) In order for the Company to offer and sell the shares of Common Stock in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                ___ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                ___ 2. A broker or dealer registered pursuant to Section 15 of the Securities 1934 Act of 1934;

                ___ 3. An insurance company as defined in Section 2(13) of the securities Act;

                ___ 4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                ___ 5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                ___ 6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                ___ 7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                ___ 8. A private business development company as defined in
                Section 202(a)(22) of the Investment Advisers Act of 1940;

               ___ 9. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

               ___ 10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

               ___ 11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
               ___
               ___
               ___

               (Continue on a separate piece of paper, if necessary.)




Dated:  _______________________, 19___


-----------------------------------------------
Name of investor



-----------------------------------------------
Signature and title of authorized
officer, partner or trustee